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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-88093 and No. 333-86133) of Interstate Hotels Corporation and its subsidiaries of our report dated February 20, 2001, except for Note 25, as to which the date is March 27, 2001, relating to the financial statements which appears in this Form 10-K.



                                                 /s/ PRICEWATERHOUSECOOPERS LLP


March 29, 2001
Pittsburgh, Pennsylvania